Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
August, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.4600%


Excess Protection Level
   3 Month Average   8.84%
     August, 1999  10.64%
     July, 1999  10.08%
     June, 1999   5.83%



Cash Yield                                              23.98%


Investor Charge Offs                                     5.88%


Base Rate                                                7.46%


Over 30 Day Delinquency                                  5.40%


Seller's Interest                                       82.33%


Total Payment Rate                                      11.78%


Total Principal Balance                                $2,051,011,694.63


Investor Participation Amount                          $300,000,000.00


Seller Participation Amount                            $1,688,511,694.6